UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                  --------

                                 FORM N-CSR
                                  --------

           CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

                INVESTMENT COMPANY ACT FILE NUMBER 811-09975

                      TT INTERNATIONAL U.S.A. FEEDER TRUST
               (Exact name of registrant as specified in charter)
                                                  --------


                            One Freedom Valley Drive
                                 Oaks, PA 19456
              (Address of principal executive offices) (Zip code)

                        Forum Shareholder Services LLC
                                  P.O. Box 446
                               Portland, ME 04112
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-465-5722

                    DATE OF FISCAL YEAR END: DECEMBER 31, 2003

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.
[Photo Omitted]
                                                  DECEMBER 31, 2003

                               TT INTERNATIONAL FUNDS
                                  ANNUAL REPORT


     o TT EUROPE MUTUAL FUND
     o TT EUROPE PORTFOLIO
     o TT ACTIVE INTERNATIONAL MUTUAL FUND
     o TT EAFE PORTFOLIO


                              INVESTMENT ADVISOR:

                        [TT International Logo Omitted]

                      (This page intentionally left blank)

TABLE OF CONTENTS


         TT EUROPE MUTUAL FUND
            President's Letter                                               1
            Managers' Discussion and Analysis                                3
            Statement of Assets and Liabilities                              7
            Statement of Operations                                          8
            Statement of Changes in Net Assets                               9
            Financial Highlights                                            10
            Notes to the Financial Statements                               12
            Report of Independent Auditors                                  18
            Notice to Shareholders                                          19

         TT EUROPE PORTFOLIO
            Schedule of Investments                                         20
            Statement of Assets and Liabilities                             24
            Statement of Operations                                         25
            Statement of Changes in Net Assets                              26
            Notes to the Financial Statements                               27
            Report of Independent Auditors                                  33

         TT ACTIVE INTERNATIONAL MUTUAL FUND
            President's Letter                                              35
            Managers' Discussion and Analysis                               37
            Statement of Assets and Liabilities                             41
            Statement of Operations                                         42
            Statement of Changes in Net Assets                              43
            Financial Highlights                                            44
            Notes to the Financial Statements                               46
            Report of Independent Auditors                                  52
            Notice to Shareholders                                          53

         TT EAFE PORTFOLIO
            Schedule of Investments                                         54
            Statement of Assets and Liabilities                             58
            Statement of Operations                                         59
            Statement of Changes in Net Assets                              60
            Notes to the Financial Statements                               61
            Report of Independent Auditors                                  67

         MANAGEMENT OF THE FUND AND PORTFOLIO                               68

                              TT EUROPE MUTUAL FUND
                               TT EUROPE PORTFOLIO

                                       TT
                                  -------------
                                  INTERNATIONAL

PRESIDENT'S LETTER

Dear Fellow Shareholder,

I am pleased to present to you the 2003 annual report for the TT Europe Mutual Fund and the TT Europe Portfolio.

As of December 31, 2003 the net assets and full 2003 year performance of the TT Europe Mutual Fund were (after deduction of fees and capped expenses):

               Net Assets                      US$ 115,954

               Performance for 2003            43.31%*
               MSCI Europe Index               38.54%

In my last interim report I talked about our optimism, in terms of both the outlook for equity markets and for TT itself. We think this optimism remains well-founded. Economic fundamentals are now in place for robust growth this year in Europe. Equity valuations generally are attractive and rising corporate profitability underpins our expectations for double digit returns in 2004. In addition, geopolitical risk is probably lower than it has been for some time.

We have continued to build on our outstanding track record in European equities with another strong year of performance - in absolute terms as well as relative to the benchmark. The first quarter of 2004 will also see the Fund establish a 3 year track record which should significantly enhance its prospects in the institutional marketplace.

Looking at the wider picture beyond our Europe Mutual Fund, I am pleased to report that during 2003 major investments by institutions took the amount managed by TT in long only European equities from just under $140 million to well over $1.3 billion. This momentum continues to build. This is a significant vote of confidence by the marketplace in both TT in general and this range of products in particular. We also added new partners to the firm on both the investment and business development sides in order to enhance and leverage our core European equity expertise.



*One year return for TT Europe Mutual Fund, Institutional Class
--------------------------------------------------------------------------------

We believe this demonstrates the strength of our commitment to provide outstanding investment performance and service to all our clients. Looking to the future we are confident that the combination of our investment approach, risk management discipline and the collective expertise of the investment team at TT will continue to generate superior long-term returns for our clients.

Your confidence and support are much appreciated.

Sincerely,

/s/David Burnett

DAVID BURNETT
President



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

TT Europe Mutual Fund

MANAGERS' DISCUSSION AND ANALYSIS


FIRST QUARTER 2003         TT INTL   -9.3%  MSCI EUROPE  -9.2%

   MARKETS
   Market sentiment and price action were dominated by the build up to war in Iraq. Uncertainty over the timing of the conflict together with solvency fears in the insurance sector combined to send stock-markets to new lows. They bounced back strongly in March once it became clear that military action was imminent.

   PORTFOLIO
   Having been relatively cautious in the latter part of last year we used market weakness in the pre-war period to increase the risk profile of the European portfolio on the premise that a quick and decisive conflict would lead to a sharp relief rally. In particular we built substantial positions (both in relative and absolute terms) in Financials, IT and Telecoms, funded by sales of more defensive holdings, notably oils.

   PERFORMANCE
   The Fund ended in line with the MSCI Europe Index. European markets were particularly badly affected by the uncertainty in Q1 and the portfolio suffered in absolute terms. Our equity holdings also underperformed the benchmark because of disappointing stock selection (mainly in Financials, Energy and Materials). Consumer Staples was the best performing sector in relative terms thanks to our holding of Altadis (Spanish Tobacco).


SECOND QUARTER 2003                 TT INTL   +23.7% MSCI EUROPE   +22.4%

   MARKETS
   After the battering that equities endured in Q1, Q2 provided some welcome relief. Markets rebounded following a short and decisive war in Iraq and continued to rally for much of Q2 buoyed by better economic data and greater policy stimulus, before consolidating at quarter-end. Bond market weakness in late June prompted fears that rising yields would choke off the economic recovery and the sell-off spread to equities.

   PORTFOLIO
   With sentiment rapidly improving and the growth outlook in Europe picking up slowly we maintained an aggressive stance throughout Q2. In particular we increased our exposure to those areas geared to discretionary business spending, such as Media and Industrials and continued to underweight the classic defensive areas of Pharmaceuticals, Food and Utilities. Bottom-up calls in Germany where valuations

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TT Europe Mutual Fund

MANAGERS' DISCUSSION AND ANALYSIS (CONTINUED)


   were cheap led us to significantly overweight the country. We remained overweight in Financials given the very good value in the sector and scope for positive earnings surprises in the Q2/H1 reporting season.

   PERFORMANCE
   The Fund ended a strong quarter up nearly 24% and ahead of the MSCI Europe Index. Having fallen furthest over Q1, markets in Europe saw the sharpest rises in Q2. The portfolio's strong performance relative to the index was chiefly attributable to stock selection, particularly in Financials which provided four of the top five relative stock winners. Our overweight position in the sector also proved beneficial. Stock selection within Consumer Discretionary was the only significant negative factor.


THIRD QUARTER 2003         TT INTL   +4.9%  MSCI EUROPE  +3.9%

   MARKETS
   Following Q2's strong rebound markets consolidated before reaching new highs (on low volumes) at the end of August. Despite figures that showed the main euro zone economies all contracted in Q2, equities moved sharply higher at the start of Q3 on good macro and corporate news flow. This euphoria did not last long and markets sold off heavily in the latter part of the quarter as confidence was dented by currency jitters, oil price rises and mixed economic news.

   PORTFOLIO
   The structure of the portfolio changed little over the quiet summer period. At the margin we continued to sell down defensive holdings in sectors like Energy and Utilities while increasing our exposure to more economically sensitive and cyclical areas of the market such as Industrials, Telecommunications and Materials. Financials continued to represent our biggest absolute (as well as active) play although in August we sold some banks where performance had been muted and took profits on others.

   PERFORMANCE
   The Fund outperformed the MSCI Europe Index by approximately 1%. Stock selection (particularly in Financials) accounted for most of the strong relative return although sector allocation (principally our underweight positions in Health Care and Energy) was also positive. Cyclicals also performed well with strong stock selection returns in Consumer Discretionary (Philips Electronics) and Telecommunications (MMO2 and Vodafone). Aside from small negative returns in Consumer Staples, every sector outperformed.




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

TT Europe Mutual Fund

MANAGERS' DISCUSSION AND ANALYSIS (CONTINUED)


FOURTH QUARTER 2003        TT INTL   +21.8% MSCI EUROPE  +20.4%

   MARKETS
   Equities rose strongly into the year end period. Following September's late sell off, markets bounced back at the start of Q4 on the back of strong data and rising company earnings, before consolidating in November. Further positive economic data and the eventual capture of Saddam Hussein provided the catalyst for a year-end rally which saw many markets close at 52 week highs.

   PORTFOLIO
   During Q4 the portfolio was unequivocally positioned for growth with significant overweight positions in Financials and Consumer Discretionary and underweights in defensive sectors such as Consumer Staples, Energy, Pharmaceuticals and Utilities. We are likely to continue to run a pro-growth portfolio while macro data improves, but with markets now beginning to price in economic growth the next move may be into more defensive areas.

   PERFORMANCE
   The Fund outperformed the index by over 1% in Q4. Positive stock selection was the major contributor to performance, particularly within IT, Telecommunications and Consumer Discretionary. Our pro-growth portfolio added value in most areas, although underweight positions in Energy and Utilities were small negatives due to the strong performance of these sectors in December. A number of our smaller holdings, notably Puma (sports wear) and Wolfson (analogue semiconductors) added strong relative returns, as did cyclical and commodity stocks.

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

                        GROWTH OF A $10,000 INVESTMENT IN
                   TT EUROPE MUTUAL FUND INTITUTIONAL CLASS,
                            AND THE MSCI EUROPE INDEX

[Line Graph Omitted]
Plot points are as follows:

       TT Europe Fund Institutional Class    MSCI Europe Index
2/11/01             $10,000                      $10,000
12/01                 8,517                        8,243
12/02                 7,336                        6,728
12/03                10,514                        9,320
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURN
                                                                 VALUE OF
                                                  SINCE     $10,000 INVESTMENT
                                     ONE YEAR   INCEPTION      AS OF 12/31/03
-----------------------------------
TT Europe Fund, Institutional Class   43.31%      1.76%          $10,514
MSCI Europe Index                     38.54%     -0.26%          $ 9,320

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-465-5722. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



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

TT Europe Mutual Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                           US$
------------------------------------------------------------------------------
ASSETS:
Investment in TT Europe Portfolio, at value                            125,181
Receivable from Advisor                                                 32,043
Other assets                                                               711
------------------------------------------------------------------------------
Total assets                                                           157,935
------------------------------------------------------------------------------


LIABILITIES:
Payable for administration fees                                          3,910
Payable for transfer agent fees                                         11,239
Payable for professional fees                                           11,105
Accrued expenses and other liabilities                                  15,727
------------------------------------------------------------------------------
Total liabilities                                                       41,981
------------------------------------------------------------------------------
NET ASSETS                                                             115,954
------------------------------------------------------------------------------


NET ASSETS CONSIST OF:
Paid in capital                                                        113,570
Overdistribution of net investment income                                 (259)
Accumulated net realized loss on investments                           (21,932)
Net unrealized appreciation                                             24,575
------------------------------------------------------------------------------
NET ASSETS                                                             115,954
------------------------------------------------------------------------------


NET ASSETS
Institutional Class                                                    104,519
Class 1                                                                 11,435
------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING (UNLIMITED
   SHARES AUTHORIZED; NO PAR VALUE)
Institutional Class                                                     10,334
Class 1                                                                    936
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE (OFFERING
   AND REDEMPTION PRICE)
Institutional Class                                                      10.11
Class 1                                                                  12.21
------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

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


TT Europe Mutual Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                           US$
------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends*^                                                              1,965
Interest*                                                                   76
------------------------------------------------------------------------------
Total income                                                             2,041
------------------------------------------------------------------------------
EXPENSES:
Expenses allocated from TT Europe Portfolio*                           235,945
Investment advisory fees                                                   871
Blue sky expense                                                        39,963
Legal services                                                          37,622
Trustees' fees and expenses                                             21,134
Administration fees                                                     33,673
Transfer agent fees                                                     20,161
Custodian fees                                                          19,574
Audit services                                                          16,265
Printing and postage expense                                            11,182
Distribution and service fee - Class 1                                       2
Other Expenses                                                           1,910
------------------------------------------------------------------------------
Total expenses                                                         438,302
Less expense waiver and/or reimbursement                              (437,469)
------------------------------------------------------------------------------
Net expenses                                                               833
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    1,208
------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
Investments*                                                             7,112
Foreign currency transactions and forward foreign
   currency exchange contracts*                                           (660)
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) on:
Investments*                                                            24,978
Foreign currency transactions and forward foreign
   currency exchange contracts*                                           (343)
------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                 31,087
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    32,295
------------------------------------------------------------------------------
^Net of foreign taxes withheld                                             274
------------------------------------------------------------------------------
*Allocated from TT Europe Portfolio
Amounts designated as "--" are either $0 or have been rounded to $0.


                      SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT Europe Mutual Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                 YEAR ENDED         YEAR ENDED
                                          DECEMBER 31, 2003  DECEMBER 31, 2002
                                                        US$                US$
------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                 1,208                913
Net realized gain (loss) on investments               6,452            (10,844)
Net change in net unrealized appreciation
   (depreciation)                                    24,635             (1,837)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                   32,295            (11,768)
------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Net Investment Income
Institutional Class                                    (919)            (1,254)
Class 1                                                 (65)                --
------------------------------------------------------------------------------
Total dividends                                        (984)            (1,254)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Net proceeds from shares sold
Institutional Class                                      --                 --
Class 1                                              10,813                 --
Reinvestment of dividends
Institutional Class                                     721              1,066
Class 1                                                  65                 --
Cost of shares redeemed
Institutional Class                                      --                 --
Class 1                                                  --                 --
------------------------------------------------------------------------------
Net increase in net assets                           11,599              1,066
------------------------------------------------------------------------------
Total increase (decrease) in net assets              42,910            (11,956)
------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                    73,044             85,000
------------------------------------------------------------------------------
End of year*                                        115,954             73,044
------------------------------------------------------------------------------
*Including undistributed (overdistributed)
   net investment income of                            (259)               164
------------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING:
Beginning shares outstanding/Institutional Class     10,259             10,108
Shares sold/Institutional Class                          --                 --
Shares issued on reinvestment of dividends/
   Institutional Class                                   75                151
Shares redeemed/Institutional Class                      --                 --
------------------------------------------------------------------------------
Ending shares outstanding/Institutional Class        10,334             10,259
------------------------------------------------------------------------------
Beginning shares outstanding/Class 1                     --                 --
Shares sold/Class 1                                     931                 --
Shares issued on reinvestment of dividends/Class 1        5                 --
Shares redeemed/Class 1                                  --                 --
------------------------------------------------------------------------------
Ending shares outstanding/Class 1                       936                 --
------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.


                      SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT Europe Mutual Fund
Institutional Class
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                     PERIOD FROM
                                                               FEBRUARY 12, 2001
                                                                   (COMMENCEMENT
                                               YEAR        YEAR   OF OPERATIONS)
                                              ENDED       ENDED         THROUGH
                                       DECEMBER 31, DECEMBER 31,    DECEMBER 31,
                                               2003        2002             2001
                                                US$         US$              US$
--------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD         $ 7.12     $  8.41         $ 10.00
--------------------------------------------------------------------------------
Net investment income1                          0.12        0.09            0.14
Net realized and unrealized appreciation
(depreciation)                                  2.94       (1.26)          (1.62)
--------------------------------------------------------------------------------
Total from investment operations                3.06       (1.17)          (1.48)
--------------------------------------------------------------------------------
Dividends from net investment income           (0.07)      (0.12)          (0.11)
--------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD               $10.11     $  7.12         $  8.41
--------------------------------------------------------------------------------
TOTAL RETURN+                                  43.31%     (13.86)%        (14.83)%^
--------------------------------------------------------------------------------


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $  105     $    73         $    85
Gross Expenses (to average daily net assets)  528.96%     464.66%         425.48%*
Net Expenses (to average daily net assets)      1.00%       1.30%           1.54%*
Net Investment Income (to average daily
   net assets)                                  1.47%       1.18%           1.81%*

For the period from September 1, 2002 to December 31, 2013, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class Shares.

For the period from February 12, 2001 (commencement of operations) through August 31, 2002, TTI agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.55% of the Fund's daily net assets.

If this action had not been taken, the investment income (loss) per share and ratios would have been: Net investment income
   (loss) (to average daily net assets)         (526.49)%  (462.17)%  (422.12)%*
Net investment income (loss) per share          $(42.17)  $ (17.59)  $ (32.20)
1   Computed using average shares outstanding for the period.
+   Total return would have been lower in the absence of expense waivers.
^   Not annualized.
*   Annualized.

                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
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

TT Europe Mutual Fund
Class 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                  PERIOD FROM
                                                               AUGUST 5, 2003
                                                                (COMMENCEMENT
                                                               OF OPERATIONS)
                                                                      THROUGH
                                                                 DECEMBER 31,
                                                                         2003
                                                                          US$
-----------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                  $10.00
-----------------------------------------------------------------------------
Net investment loss1                                                    (0.02)
Net realized and unrealized appreciation                                 2.30
-----------------------------------------------------------------------------
Total from investment operations                                         2.28
-----------------------------------------------------------------------------
Dividends from net investment income                                    (0.07)
-----------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                        $12.21
-----------------------------------------------------------------------------
TOTAL RETURN                                                            23.02%^


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                   $  11
Gross Expenses (to average daily net assets)                           413.22%*
Net Expenses (to average daily net assets)                               1.25%*
Net Investment loss (to average daily net assets)                       (0.32)%*


For the period indicated until December 31, 2013, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.


If this voluntary action had not been taken, the investment income per share and ratios would have been:
Net investment loss (to average daily net assets)                   (412.29)%*
Net investment loss per share                                       $(18.47)
1  Computed using average shares outstanding for the period.
^  Not annualized.
*  Annualized.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   TT Europe Mutual Fund (the "Fund") is a series of TT International U.S.A. Feeder Trust (the "Feeder Trust"). The Feeder Trust is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Feeder Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of May 26, 2000.


   The Fund commenced operations on February 12, 2001, offering a single class of Shares. The Fund's initial investment of $100,000 was made on February 6, 2001. On September 1, 2002, the Fund established three additional classes of Shares known as Class 1 Shares, Class 2 Shares and Class 3 Shares. The Fund is currently accepting purchase orders for Institutional Class Shares and Class 1 Shares. The Fund is not currently accepting purchase orders for Class 2 Shares or Class 3 Shares.


   The Fund seeks to achieve its investment objective by investing all its assets in TT Europe Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). TT International Investment Management ("TTI") is the Portfolio's investment manager.


   The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.


   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


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

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   1. SECURITY VALUATION
      The Fund invests all of its assets in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2003). The method by which the Portfolio values its securities is discussed in Note 1 of the Portfolio's Notes to the financial statements, which are included elsewhere in this report.


   2. SECURITIES TRANSACTIONS AND INCOME RECOGNITION
      The Fund records daily its proportionate interest in the net investment income and realized and unrealized gains and losses of the Portfolio.


   3. FEDERAL INCOME TAXES
      The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund intends to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from Federal income and excise taxes. Accordingly, no provision for Federal taxes was required at December 31, 2003.


      At December 31, 2003, the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:


      YEAR OF EXPIRATION                                                AMOUNT
------------------------------------------------------------------------------

      2009                                                             $ 8,909
      2010                                                             $12,833
                                                                       -------
      Total                                                            $21,742
                                                                       =======


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TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   4. DISTRIBUTIONS TO SHAREHOLDERS
      Distributions to shareholders from net investment income are declared and distributed annually. The Fund's distributions from short-term and long-term capital gains, if any, after reduction of capital losses, will be declared and distributed annually, generally in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for Federal income tax purposes, whether the distributions are made in cash or in additional shares.


      Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.


      Income and capital gain distributions are determined in accordance with U.S. income tax regulations which may differ from accounting principles generally accepted in the United States of America. These temporary and permanent differences are primarily due to losses on wash sale transactions, capital loss carryforwards, and post-October loss deferrals.


      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of December 31, 2003. This reclassification has no impact on net investment income, realized gain/loss of the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus generally accepted accounting principles in the United States of America.

                                UNDISTRIBUTED                        ACCUMULATED
      PAID-IN-                 NET INVESTMENT                           REALIZED
      CAPITAL                          INCOME                               GAIN
--------------------------------------------------------------------------------
      $(6)                             $(647)                               $653


--------------------------------------------------------------------------------
1-888-465-5722                         14

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   4. DISTRIBUTIONS TO SHAREHOLDERS (continued)
      The tax character of dividends and distributions declared during the last two fiscal years were as follows:


                                     ORDINARY
                                       INCOME
                                     --------
      2003                             $  984
      2002                             $1,254


      As of December 31, 2003, the components of distributable earnings were as follows:

      Capital loss carryforwards    $(21,742)
      Post October currency losses      (259)
      Net unrealized appreciation     24,385
                                    --------
      Total distributable earnings  $  2,384
                                    ========

      See corresponding master portfolio for tax basis unrealizedappreciation/ (depreciation) information.


   5. EXPENSES
      Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.


      For its services under a Management Agreement with respect to the Fund, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 1.50% of the Fund's average daily net assets for the Fund's fiscal year or (ii) the difference between 1.50% of the Fund's average daily net assets for the Fund's fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's fiscal year from the Portfolio.


      For its services under a Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.




--------------------------------------------------------------------------------
                                      15                      www.ttintfunds.com

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   5. EXPENSES (continued)
      TTI will reimburse the Fund or the Portfolio or waive all or a portion of its management fees. For the period from September 1, 2002 to December 31, 2013, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares and 1.25% of its average daily net assets for Class 1 shares. TTI will not receive subsequent reimbursement from the Fund of any fees waived or expenses so reimbursed by TTI.


   6. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
      Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Fund for serving as officers of the Trust.


      SEI Investments Distribution Co. serves as the Fund's distributor.


      The Fund has adopted Rule 12b-1 service plans for its Class 1 shares. Under each service plan, the Fund pays the following distribution and/or service fees at an annual rate of the average daily net assets of the Fund attributable to the applicable class:

                                                                         CLASS 1
                                                                          SHARES
      --------------------------------------------------------------------------
      Distribution and/or Service Fees                                     0.25%


      Such fees may be used to make payments to the Distributor for distribution services, to third party providers in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, third party providers and others for providing shareholder service or the maintenance of shareholder accounts.


--------------------------------------------------------------------------------
1-888-465-5722                        16

TT Europe Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   6. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (continued)
      In addition to amounts payable under the Management Agreement and the rule 12b-1 service plans between the Feeder Trust and TTI, the Fund is responsible for its own expenses including, among other things, the costs of securities transactions, the compensation of the Board of Trustees (the "Trustees") that are not affiliated with TTI, the Administrator, or the Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.



--------------------------------------------------------------------------------
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

TT Europe Mutual Fund

REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of
TT International U.S.A. Feeder Trust and the Shareholders of
TT Europe Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT Europe Mutual Fund (one of the portfolios constituting TT International U.S.A. Feeder Trust, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 23, 2004


--------------------------------------------------------------------------------
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

TT Europe Mutual Fund

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have a December 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2003, the Fund is designating the following items with regard to distributions paid during the year.

  LONG-TERM      LONG LONG
 (20% RATE)     (18% RATE)      ORDINARY                                   QUALIFYING
CAPITAL GAIN   CAPITAL GAIN      INCOME           TOTAL        QUALIFYING    DIVIDEND      FOREIGN
DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS(1)   INCOME(2)   TAX CREDIT(3)
------------   ------------   -------------   -------------   ------------   ---------   -------------
   0.00%           0.00%         100.00%          100.00%        0.00%        100.00%       21.78%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned Fund(s) to designate the maximum amount permitted by the law.

(3) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions." For the year ended, December 31, 2003, gross income derived from sources within foreign countries amounted to $2,298 for the Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

--------------------------------------------------------------------------------
                                      19                      www.ttintfunds.com

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

COMMON STOCK -              VALUE (NOTE 1)
80.84%               SHARES            US$
------------------------------------------
FINLAND - 2.11%
DIVERSIFIED TELECOMMUNICATIONS - 2.11%
Nokia Oyj               153          2,646
------------------------------------------
TOTAL FINLAND                       2,646
------------------------------------------


FRANCE - 15.32%
AUTOMOTIVE - 2.12%
Peugeot SA               27          1,376
Valeo SA                 32          1,281
------------------------------------------

                                     2,657
------------------------------------------
BANKS - 3.21%
Credit Agricole SA      168          4,011
------------------------------------------
COMPUTERS - 0.46%
Atos Origin*              9            576
------------------------------------------
INSURANCE - 0.82%
AXA                      48          1,027
------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.14%
France Telecom*          50          1,429
------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 1.12%
Thomson                  66          1,404
------------------------------------------
MEDIA - 2.71%
Lagardere S.C.A.         28          1,617
Vivendi Universal SA*    73          1,774
------------------------------------------
                                     3,391
------------------------------------------
METALS & MINING - 1.21%
Arcelor                  87          1,517
------------------------------------------


COMMON STOCK                VALUE (NOTE 1)
(continued)          SHARES            US$
------------------------------------------
FRANCE - (continued)
PHARMACEUTICALS - 2.53%
Sanofi-Synthelabo SA     42          3,163
------------------------------------------
TOTAL FRANCE                        19,175
------------------------------------------


GERMANY - 15.54%
AIRLINES - 1.34%
Deutsche Lufthansa AG   100          1,671
------------------------------------------
AUTOMOTIVE - 1.15%
Bayerische Motoren
Werke AG                 31          1,437
------------------------------------------
DIVERSIFIED OPERATIONS - 2.05%
Siemens AG               32          2,563
------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 2.32%
Deutsche Telekom AG*    159          2,910
------------------------------------------
INSURANCE - 4.72%
Allianz AG               19          2,399
Muenchener
Rueckversicherungs AG    29          3,516
------------------------------------------
                                     5,915
------------------------------------------
METALS - 0.95%
ThyssenKrupp AG          60          1,186
------------------------------------------
PHARMACEUTICALS - 0.89%
Stada Arzneimittel AG    18          1,117
------------------------------------------
RETAILERS - 1.69%
Puma AG Rudolf Dassler
Sport                    12          2,119
------------------------------------------
TRANSPORTATION SERVICES - 0.43%
Deutsche Post AG         26            536
------------------------------------------
TOTAL GERMANY                       19,454
------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        20

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003



COMMON STOCK                VALUE (NOTE 1)
(continued)          SHARES            US$
------------------------------------------
GREECE - 1.90%
BANKS - 1.90%
Alpha Bank A.E.          40          1,210
EFG Eurobank Ergasias SA 60          1,168
------------------------------------------
TOTAL GREECE                         2,378
------------------------------------------


IRELAND - 2.12%
BANKS - 2.12%
Depfa Bank PLC           21          2,652
------------------------------------------
TOTAL IRELAND                        2,652
------------------------------------------


ITALY - 4.40%
BANKS - 2.71%
Banche Popolari
Unite Scrl*              86          1,558
Capitalia Spa*          626          1,832
------------------------------------------
                                     3,390
------------------------------------------
OIL & GAS - 1.69%
ENI-Ente Nazionale
Idrocarburi Spa        112           2,113
------------------------------------------
TOTAL ITALY                          5,503
------------------------------------------


NETHERLANDS - 2.61%
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 2.61%
Koninklijke Philips
Electronics NV         112           3,270
------------------------------------------
TOTAL NETHERLANDS                    3,270
------------------------------------------


COMMON STOCK                VALUE (NOTE 1)
(continued)          SHARES            US$
------------------------------------------
NORWAY - 1.05%
DIVERSIFIED TELECOMMUNICATIONS - 1.05%
Telenor ASA             200          1,308
------------------------------------------
TOTAL NORWAY                         1,308
------------------------------------------


PORTUGAL - 0.88%
DIVERSIFIED TELECOMMUNICATIONS - 0.88%
Portugal Telecom
SGPS SA                 109          1,097
------------------------------------------
TOTAL PORTUGAL                       1,097
------------------------------------------


SPAIN - 2.94%
BEVERAGES, FOOD & TOBACCO - 1.02%
Altadis SA               45          1,277
------------------------------------------
BUILDING MATERIALS - 1.23%
ACS Actividades
Cons y Serv              32          1,542
------------------------------------------
COMPUTERS - 0.69%
Indra Sistemas SA        67            860
------------------------------------------
TOTAL SPAIN                          3,679
------------------------------------------


SWITZERLAND - 10.42%
BANKS - 5.88%
Credit Suisse Group     132          4,829
UBS AG                   37          2,534
------------------------------------------
                                     7,363
------------------------------------------




                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      21                      www.ttintfunds.com

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003


COMMON STOCK                VALUE (NOTE 1)
(continued)          SHARES            US$
------------------------------------------
SWITZERLAND - (continued)
INSURANCE - 2.64%
Swiss Reinsurance        17          1,148
Zurich Financial
Services AG*             15          2,159
------------------------------------------
                                     3,307
------------------------------------------
PHARMACEUTICALS - 1.04%
Actelion NV*             12          1,295
------------------------------------------
RETAILERS - 0.86%
Swatch Group AG           9          1,081
------------------------------------------
TOTAL SWITZERLAND                   13,046
------------------------------------------


UNITED KINGDOM - 21.55%
BANKS - 6.02%
Abbey National PLC      215          2,044
HBOS PLC                297          3,847
Standard Chartered PLC  100          1,651
------------------------------------------
                                     7,542
------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.67%
United Utilities PLC     94            834
------------------------------------------
CHEMICALS - 1.15%
BOC Group PLC            94          1,436
------------------------------------------
ENTERTAINMENT - 0.74%
Carnival PLC             23            927


COMMON STOCK                VALUE (NOTE 1)
(continued)          SHARES            US$


UNITED KINGDOM - (continued)
INSURANCE - 1.13%
Alea Group Holdings
Bermuda Ltd.*           309          1,419
------------------------------------------
METALS & MINING - 1.02%
Vedanta Resources PLC*  194          1,278
------------------------------------------
MINERALS - 1.52%
Xstrata PLC             169          1,906
------------------------------------------
PHARMACEUTICALS - 1.17%
GlaxoSmithKline PLC      64          1,466
------------------------------------------
SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 1.37%
Wolfson Microelectronics
PLC*                    300          1,718
------------------------------------------
TELEVISION - 0.93%
Granada PLC             532          1,162
------------------------------------------
WIRELESS TELECOMMUNICATIONS
SERVICES - 5.83%
mmO2 PLC*             1,146          1,580
Vodafone Group PLC    2,305          5,715
------------------------------------------
                                     7,295
------------------------------------------
TOTAL UNITED KINGDOM                26,983
------------------------------------------
TOTAL COMMON STOCK
(cost $77,154)                     101,191


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        22

TT Europe Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003



PREFERRED STOCK -           VALUE (NOTE 1)
1.42%                SHARES            US$
------------------------------------------
GERMANY - 1.42%
AUTOMOTIVE -1.42%
Porsche AG                3          1,780
------------------------------------------
TOTAL PREFERRED STOCK
(cost $1,255)                        1,780
------------------------------------------
TOTAL INVESTMENTS - 82.26%
(cost $78,409)                     102,971
------------------------------------------
OTHER ASSETS IN EXCESS
OF LIABILITIES - 17.74%             22,212
------------------------------------------
TOTAL NET ASSETS 100.00%           125,183
------------------------------------------

*Non-income producing security.


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      23                      www.ttintfunds.com

TT Europe Portfolio

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                           US$
------------------------------------------------------------------------------
ASSETS:
Investments, at value*                                                 102,971
Cash                                                                    67,247
Foreign currency**                                                         927
Dividends and interest receivable                                          132
Other assets                                                                17
------------------------------------------------------------------------------
Total assets                                                           171,294
------------------------------------------------------------------------------


LIABILITIES:
Payable for administration fees                                          6,585
Payable for investments purchased                                          108
Payable for investment advisory fees                                        52
Payable for professional fees                                           22,137
Accrued expenses and other liabilities                                  17,229
------------------------------------------------------------------------------
Total liabilities                                                       46,111
------------------------------------------------------------------------------
NET ASSETS                                                             125,183
------------------------------------------------------------------------------
* Cost of Investments                                                   78,409
------------------------------------------------------------------------------
** Cost of Foreign Currency                                                913
------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                         24

TT Europe Portfolio

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                           US$
------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income*                                                         1,965
Interest income                                                             76
------------------------------------------------------------------------------
Total income                                                             2,041
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                                                    371
Custody fees                                                           104,765
Administration fees                                                     65,123
Audit fees                                                              31,272
Trustees' fees and expenses                                             20,344
Legal services                                                          11,190
Insurance fees                                                              26
Other fees                                                               2,882
------------------------------------------------------------------------------
Total expenses                                                         235,973
------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                   (233,932)
------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
Investment security transactions                                         7,112
Foreign currency transactions and forward foreign
   currency exchange contracts                                            (660)
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investment securities                                                   24,664
Foreign currency transactions and forward foreign
   currency exchange contracts                                             (29)
------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                 31,087
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  (202,845)
------------------------------------------------------------------------------
* Net of foreign taxes withheld                                            274
------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                      25                      www.ttintfunds.com

TT Europe Portfolio

STATEMENTS OF CHANGES IN NET ASSETS


                                                      YEAR ENDED              YEAR ENDED
                                               DECEMBER 31, 2003       DECEMBER 31, 2002*
                                                             US$                     US$
----------------------------------------------------------------------------------------
OPERATIONS:
Net investment loss                                     (233,932)               (179,328)
Net realized gain (loss)                                   6,452                 (10,849)
Net change in unrealized appreciation/(depreciation)      24,635                  (1,832)
----------------------------------------------------------------------------------------
Net decrease in net assets resulting
   from operations                                      (202,845)               (192,009)
----------------------------------------------------------------------------------------


CAPITAL TRANSACTIONS
Contributions                                            329,929                 133,775
Withdrawals                                              (45,230)                (30,863)
----------------------------------------------------------------------------------------
Net increase in net assets from
   capital transactions                                  284,699                 102,912
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   81,854                 (89,097)
----------------------------------------------------------------------------------------


NET ASSETS:
Beginning of year                                         43,329                 132,426
----------------------------------------------------------------------------------------
End of year                                              125,183                  43,329
----------------------------------------------------------------------------------------

*Certain amounts in the Statement of Changes in Net Assets for the year ended December
 31, 2002 have been reclassified to conform to December 31, 2003 presentation.



                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        26

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   TT Europe Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Europe Mutual Fund held 99.9% of the Portfolio as of December 31, 2003.

   The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   1. SECURITY VALUATION
      The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees. The Portfolio employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures approved by the Board of Trustees.

   2. SECURITY TRANSACTIONS AND INCOME RECOGNITION
      Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.


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

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   3. EXPENSES
      Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Trust are prorated to the Portfolio on the basis of relative daily net assets.

   4. FEDERAL INCOME TAXES
      The Portfolio intends to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

      It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

   5. FOREIGN SECURITIES
      Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

      Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.


--------------------------------------------------------------------------------
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

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   6. FOREIGN CURRENCY TRANSLATION
      For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

   7. FORWARD FOREIGN CURRENCY CONTRACTS
      The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and, any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

      At December 31, 2003, the Portfolio had no open forward foreign currency contracts outstanding.

   8. FUTURES CONTRACTS
      The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate


--------------------------------------------------------------------------------
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

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   8. FUTURES CONTRACTS (continued)
      cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      As of and for the year ended December 31, 2003, there were no open long futures contracts outstanding.

   9. OPTIONS CONTRACTS
      A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

      Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

      The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio


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

TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   9. OPTIONS CONTRACTS (continued)
      realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

      The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised.

      In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

      As of December 31, 2003, and for the year ending December 31, 2003, there were no open options contracts outstanding.

B. INVESTMENT ADVISORY AGREEMENT
   Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.


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TT Europe Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

C. SECURITY TRANSACTIONS
   Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2003, were as follows:

   COST OF PURCHASES                                         PROCEEDS FROM SALES
   US$                                                                       US$
   -----------------------------------------------------------------------------
   105,553                                                               102,655

   At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation on Investments based on cost for U.S. federal income tax purposes were as follows:


                           UNREALIZED         UNREALIZED          NET UNREALIZED
   TAX COST              APPRECIATION       DEPRECIATION            APPRECIATION
   US$                            US$                US$                     US$
   -----------------------------------------------------------------------------
   78,586                      24,598               (213)                 24,385

D. FINANCIAL HIGHLIGHTS
   The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                 YEAR                  YEAR              PERIOD
                                ENDED                 ENDED               ENDED
                    DECEMBER 31, 2003     DECEMBER 31, 2002   DECEMBER 31, 2001*
   -----------------------------------------------------------------------------
   Ratio of expenses             1.15%**              1.43%              1.36%+
   Ratio of gross expenses     317.63%              239.81%            190.42%+
   Ratio of net
     investment income           1.59%**              1.12%              1.60%+
   Portfolio Turnover             131%                 179%               227%
   Total Return                 43.16%**           (13.99)%          (14.65)%^


 * For the period February 12, 2001 (commencement of operations) through December 31, 2001.
** Includes the effect of an expense reimbursement provided to the TT Europe
   Mutual Fund.
 + Annualized.
 ^ Not Annualized.



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

TT Europe Portfolio

REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of
TT International U.S.A. Master Trust and the Shareholders of
TT Europe Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT Europe Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 23, 2004


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

                             TT ACTIVE INTERNATIONAL
                                   MUTUAL FUND

                                TT EAFE PORTFOLIO

                                       TT
                                  -------------
                                  INTERNATIONAL

PRESIDENT'S LETTER


Dear Fellow Shareholder,

I am pleased to present to you the 2003 annual report for the TT Active International Mutual Fund and the TT EAFE Portfolio.

As of December 31, 2003 the net assets and full 2003 year performance of the TT Active International Mutual Fund were (after deduction of fees and capped expenses):

               Net Assets                US$ 36,198,908

               Performance for 2003      34.87%*
               MSCI EAFE Index           38.59%

In my last interim report I talked about our optimism, in terms of both the outlook for international equities and for TT itself. Despite a challenging end to 2003 we think this optimism remains well-founded. Economic fundamentals are now in place for robust growth this year in Europe. Equity valuations generally are attractive and rising corporate profitability underpins our expectations for double digit returns in 2004. In addition, event risk is probably lower than it has been for some time.

The past couple of years have indeed been difficult. Following a period of intense internal analysis at TT we concluded that, while our core philosophy and process are as viable as ever, some refinements were needed. We strengthened the top-down team and at the same time tightened our investment risk control procedures. Both have had a positive impact. We were correct in our top-down belief that economies and markets would recover sharply following the Iraq war and asset allocation has been solid. We continue to get stock selection in Europe right, which is critical given the region's dominance of the Active International product.

Where we have been less successful, and where we are determined to improve, is in security selection in Japan and the Far East. We believe that strengthening the investment team with talented, experienced professionals is the surest way to improve our returns in this area. We began this process in 2002 with the appointment of a very experienced Japan hand and have recently announced the addition of an Asia/Pacific specialist. We expect to further strengthen the Japanese team in coming months.

*One year return for TT Active International Mutual Fund, Institutional Class

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

PRESIDENT'S LETTER (CONTINUED)


We believe this demonstrates the strength of our commitment to provide outstanding investment performance and service to all our clients. Looking to the future we are confident that the combination of our investment approach, risk management discipline and the collective expertise of the investment team at TT will continue to generate superior long-term returns for our clients.

Your confidence and support are much appreciated.

Sincerely,

/s/ David Burnett
David Burnett
President



--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

MANAGERS' DISCUSSION AND ANALYSIS


FIRST QUARTER 2003         TT INTL   -7.9%  MSCI EAFE  -8.1%

   MARKETS
   Market sentiment and price action were dominated by the build up to war in Iraq. Uncertainty over the timing of the conflict together with solvency fears in the insurance sector combined to send stock-markets to new lows They bounced back strongly in March once it became clear that military action was imminent.

   PORTFOLIO
   Having been relatively cautious in the latter part of 2002 we used market weakness in the pre-war period to increase the risk profile of the European portfolio on the premise that a quick and decisive conflict would lead to a sharp relief rally. We also increased our exposure to Japan in February ahead of the financial year-end book closing when public funds are traditionally used to prop up the market. However, we reduced Asia almost to nothing given the deteriorating geopolitical situation in North Korea and the SARS outbreak which threatened to have a material impact on regional growth rates.

   PERFORMANCE
   The Fund ended marginally ahead of the MSCI EAFE Index. Allocation to cash was significantly positive given sharp market falls and this accounted for the small positive relative return over Q1. European markets were particularly badly affected by the uncertainty in Q1 and were responsible for most of the portfolio's fall. Europe also underperformed the benchmark because of disappointing stock selection (mainly in Financials, Energy and Materials). Japan and Asia suffered too, but relative to the broad index these markets performed well. Our underweight position (despite increasing Japan over Q1) meant allocation returns in both regions were negative. Our early positioning in more economically sensitive sectors hurt performance in Q1's volatile markets but produced strong returns in Q2 as markets bounced back.

SECOND QUARTER 2003        TT INTL  +20.8%  MSCI EAFE  +19.6%

   MARKETS
   After the battering that equities endured in Q1, Q2 provided some welcome relief. Markets rebounded following a short and decisive war in Iraq and continued to rally for much of Q2, buoyed by better economic data and greater policy stimulus, before consolidating at quarter-end. Bond market weakness in late June prompted fears that rising yields would choke off the economic recovery and the sell-off spread to equities.



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

TT Active International Mutual Fund

MANAGERS' DISCUSSION AND ANALYSIS (CONTINUED)


   PORTFOLIO
   Having raised the risk profile of the European portfolio in Q1 we maintained a more aggressive stance for most of Q2 but started to reduce our weighting at quarter-end given that Europe had enjoyed the best of the rally and there were, in our view, better opportunities further east. We remained underweight Japan and Asia throughout Q2 but began to increase our exposure (at the expense of Europe) at the end of June. These markets tend to be highly cyclical and we expected them to respond rapidly to improving US/China growth and global reflation.

   PERFORMANCE
   The Fund ended a very strong quarter up more than 20% and over 1% ahead of the MSCI EAFE Index. Having fallen furthest over Q1 markets in Europe saw the sharpest rises in Q2 and were responsible for almost all the positive return. The portfolio's strong performance relative to the index was also chiefly attributable to Europe - stock selection (particularly in Financials) was the biggest positive factor. The Japanese market recovered impressively after a shaky start and small positives in allocation, stock selection and currency helped Japan produce a respectable relative return. Despite a strong run in the latter part of Q2, markets in Asia performed poorly in relative terms - our low weighting to the region was a further positive factor.

THIRD QUARTER 2003         TT INTL   +5.9%  MSCI EAFE  +8.2%

   MARKETS
   Markets edged higher following 2Q's impressive gains before consolidating in September. Stronger data and better-than-expected company results underpinned equities during quiet summer trading until deteriorating news flow, currency jitters and oil price rises prompted a sharp correction at quarter end. Strong data from the US showed some signs of slowing down in September. Elsewhere news remained mixed.

   PORTFOLIO
   Our strategy of reducing Europe in favour of the more cyclically geared markets of Japan and Asia continued through 3Q with sales of predominantly defensive stocks (e.g. Oils and Pharmaceuticals). In Japan we cut our IT exposure (built at the end of 2Q as a geared play on global growth). Although we had anticipated a gradual strengthening of the yen as the domestic economy recovered, the sharp jump following the G7 summit in September was unexpected and led us to switch into financials and domestic stocks at the end of the quarter.


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

TT Active International Mutual Fund

MANAGERS' DISCUSSION AND ANALYSIS (CONTINUED)

   PERFORMANCE
   Although up, the portfolio ended over 2% behind MSCI EAFE, with stock selection and foreign exchange (a euro-dollar hedge) the main negative factors. In Japan our IT holdings suffered in the currency-related sell-off (most are heavily reliant on exports) while not owning a number of the large banks (which performed extremely well over 3Q) also hurt in relative terms. Emerging Markets performed well - allocation returns were therefore positive but were offset by disappointing stock selection (almost entirely in Korea). In Europe on the other hand we benefited from being underweight as markets there generally lagged those in the Far East. Stock selection, principally in higher beta names, also added value.

FOURTH QUARTER 2003        TT INTL  +14.4%  MSCI EAFE  +17.1%

   MARKETS
   Equities rose strongly into the year end period. Markets bounced back at the start of 4Q following September's late sell off on strong data and rising company earnings, before consolidating in November. Further positive economic data and the eventual capture of Saddam Hussein provided the catalyst for a year-end rally which saw many markets close at 52 week highs.

   PORTFOLIO
   Increased volatility in the Far East (particularly during November) and improving prospects in Europe led us to revise our assumption that Japan and Asia would continue to significantly outperform Europe. We therefore moved to a more neutral position, increasing our exposure in Europe and reducing our Japanese overweight. We also reduced our position in Asia where geopolitical risks (notably increasing tension between Taiwan and China) have started to undermine the positive impact of rising global demand, particularly in pc-related areas.

   PERFORMANCE
   The portfolio was up over 14% in absolute terms but closed behind the benchmark. Far East stock selection, particularly in high tech names that were sold off heavily in the latter part of the quarter, was costly although this was largely offset by strong stock returns in Europe. European markets were strong relative performers and our underweight position (which we closed towards the end of 4Q) was negative in allocation terms. Our overweight position in Japan hurt us when the market sold-off in November although positive allocation to Emerging Markets offset some of these losses.


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

GROWTH OF A $10,000 INVESTMENT IN TT ACTIVE INTERNATIONAL MUTUAL FUND INSTITUTIONAL CLASS, AND THE MSCI EAFE INDEX

[Line Graph Omitted] Plot points are as follows:
          TT Active International, Fund
                Institutional Class               MSCI EAFE Index
10/2/00               10,000                           10,000
12/31/00               9,484                            9,666
12/31/01               6,743                            7,593
12/31/02               5,615                            6,383
12/31/03               7,573                            8,846

         AVERAGE ANNUAL TOTAL RETURN
                                                                                   VALUE OF $10,000 INVESTMENT
                                                    ONE YEAR    SINCE INCEPTION          AS OF 12/31/03
-------------------------------------------------
TT Active International Fund, Institutional Class     34.87%         -8.21%                  $7,573
MSCI EAFE Index                                       38.59%         -2.86%                  $8,846

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN ORIGINAL COST AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED.
FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-465-5722. THE MARKET INDEX SHOWN
ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS. PERFORMANCE
FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE
REDEMPTION OF FUND SHARES.



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

TT Active International Mutual Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                            US$
-------------------------------------------------------------------------------
ASSETS:
Investment in TT EAFE Portfolio, at value                            41,350,501
Receivable from Advisor                                                  43,222
Capital shares sold                                                      44,049
Other assets                                                              9,180
-------------------------------------------------------------------------------
Total assets                                                         41,446,952
-------------------------------------------------------------------------------


LIABILITIES:
Capital shares redeemed                                               5,216,321
Payable for administration fees                                           4,885
Payable for distribution and service fees -- Class 1                         63
Accrued expenses and other liabilities                                   26,775
-------------------------------------------------------------------------------
Total liabilities                                                     5,248,044
-------------------------------------------------------------------------------
NET ASSETS                                                           36,198,908
-------------------------------------------------------------------------------


NET ASSETS CONSIST OF:
Paid in capital                                                      56,056,761
Overdistribution of net investment income                              (109,575)
Accumulated net realized loss on investments                        (28,177,760)
Net unrealized appreciation                                           8,429,482
-------------------------------------------------------------------------------
NET ASSETS                                                           36,198,908
-------------------------------------------------------------------------------


NET ASSETS
Institutional Class                                                  36,152,359
Class 1                                                                  46,549
-------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING (UNLIMITED
   SHARES AUTHORIZED; NO PAR VALUE)
Institutional Class                                                   5,012,991
Class 1                                                                   2,995
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE (OFFERING
   AND REDEMPTION PRICE)
Institutional Class                                                        7.21
Class 1                                                                   15.54
-------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT Active International Mutual Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                            US$
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends*^                                                           1,007,556
Interest*                                                                11,360
-------------------------------------------------------------------------------
Total income                                                          1,018,916
-------------------------------------------------------------------------------
EXPENSES:
Expenses allocated from TT EAFE Portfolio*                              426,497
Investment advisory fees                                                122,591
Administration fees                                                      39,841
Blue sky expense                                                         37,294
Legal services                                                           36,752
Transfer agent fees                                                      30,214
Custodian fees                                                           29,077
Trustees' fees and expenses                                              18,725
Audit services                                                           16,043
Printing and postage expense                                             11,944
Distribution and service fee -- Class 1                                      82
Other Expenses                                                           29,728
-------------------------------------------------------------------------------
Total expenses                                                          798,788
Less expense waiver and/or reimbursement                               (390,071)
-------------------------------------------------------------------------------
Net expenses                                                            408,717
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   610,199
-------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain on:
Investments*                                                          2,653,667
Foreign currency transactions and forward foreign
   currency exchange contracts*                                          24,148
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) on:
Investments*                                                         10,069,598
Foreign currency transactions and forward foreign
   currency exchange contracts*                                        (199,805)
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              12,547,608
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 13,157,807
-------------------------------------------------------------------------------
^Net of foreign taxes withheld                                         (138,716)
-------------------------------------------------------------------------------
*Allocated from TT EAFE Portfolio
Amounts designated as "--" are either $0 or have been rounded to $0.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT Active International Mutual Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                 YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 2003    DECEMBER 31, 2002
                                                        US$                  US$
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                               610,199              615,601
Net realized gain (loss) on investments           2,677,815          (7,302,923)
Net change in net unrealized appreciation
   (depreciation)                                 9,869,793          (2,726,206)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     13,157,807          (9,413,528)
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Net Investment Income
Institutional Class                               (826,185)          (1,113,680)
Class 1                                               (398)                   --
--------------------------------------------------------------------------------
Total dividends                                   (826,583)          (1,113,680)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Net proceeds from shares sold
Institutional Class                              16,223,958            2,325,867
Class 1                                             584,764                   --
Reinvestment of dividends
Institutional Class                                 412,734              777,490
Class 1                                                 398                   --
Cost of shares redeemed
Institutional Class                            (36,408,923)          (4,202,343)
Class 1                                           (558,368)                   --
--------------------------------------------------------------------------------
Net decrease from fund share transactions      (19,745,437)          (1,098,986)
--------------------------------------------------------------------------------
Total increase (decrease) in net assets         (7,414,213)         (11,626,194)
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                43,613,121           55,239,315
--------------------------------------------------------------------------------
End of year*                                     36,198,908           43,613,121
--------------------------------------------------------------------------------
*Including undistributed (overdistributed)
   net investment income of                        (45,711)               87,319
   -----------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING:
Beginning shares outstanding/Institutional Class  7,977,459            8,197,075
Shares sold/Institutional Class                   2,747,039              376,648
Shares issued on reinvestment of dividends/
   Institutional Class                               58,481              143,504
Shares redeemed/Institutional Class             (5,769,988)            (739,768)
--------------------------------------------------------------------------------
Ending shares outstanding/Institutional Class     5,012,991            7,977,459
--------------------------------------------------------------------------------
Beginning shares outstanding/Class 1                     --                   --
Shares sold/Class 1                                  50,975                   --
Shares issued on reinvestment of dividends/Class 1       26                   --
Shares redeemed/Class 1                            (48,006)                   --
--------------------------------------------------------------------------------
Ending shares outstanding/Class 1                     2,995                   --
--------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

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                                       43                     www.ttintfunds.com

TT Active International Mutual Fund
Institutional Class
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                         PERIOD FROM
                                                                                     OCTOBER 2, 2000
                                                                                       (COMMENCEMENT
                                                YEAR           YEAR           YEAR    OF OPERATIONS)
                                               ENDED          ENDED          ENDED           THROUGH
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                                2003           2002           2001              2000
                                                 US$            US$            US$               US$
----------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD         $ 5.47         $ 6.74         $ 9.51           $ 10.00
----------------------------------------------------------------------------------------------------
Net investment income1                          0.09           0.08           0.02              0.03
Net realized and unrealized appreciation
   (depreciation)                               1.79          (1.21)         (2.79)            (0.52)
----------------------------------------------------------------------------------------------------
Total from investment operations                1.88          (1.13)         (2.77)            (0.49)
----------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.14)         (0.14)            --             (0.00)**
----------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD               $ 7.21         $ 5.47         $ 6.74            $ 9.51
----------------------------------------------------------------------------------------------------
TOTAL RETURN+                                  34.87%        (16.73)%       (29.13)%           (4.85)%^
----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $36,152        $43,613        $55,239           $62,914
Gross Expenses (to average daily net assets)    1.95%          1.39%          1.65%             5.36%*
Net Expenses (to average daily net assets)      1.00%          1.00%          1.07%             1.20%*
Net Investment Income (to average daily
   net assets)                                  1.49%          1.22%          0.30%             1.31%*

For the period from June 1, 2001, to April 30, 2004, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class shares.

For the period from October 2, 2000 (commencement of operations) through May 31, 2001, TTI agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.20% of the Fund's daily net assets.

If this action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) (to average daily
   net assets)                                  0.54%          0.84%         (0.28)%           (2.85)%*
Net investment income (loss) per share        $ 0.03         $ 0.05       $  (0.02)         $  (0.07)
----------------------------------------------------------------------------------------------------

1    Computed using average shares outstanding for the period.
+    Total return would have been lower in the absence of expense waivers.
^    Not annualized.
*    Annualized.
**   Distribution rounds to less than $.01 per share.
Amounts designated as "--" are either $0 or have been rounded to $0.



                      SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT Active International Mutual Fund
Class 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                   PERIOD FROM
                                                                MARCH 13, 2003
                                                                 (COMMENCEMENT
                                                                OF OPERATIONS)
                                                                       THROUGH
                                                                  DECEMBER 31,
                                                                          2003
                                                                           US$
------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                   $10.00
------------------------------------------------------------------------------
Net investment income1                                                    0.12
Net realized and unrealized appreciation                                  5.53
------------------------------------------------------------------------------
Total from investment operations                                          5.65
------------------------------------------------------------------------------
Dividends from net investment income                                     (0.11)
------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                         $15.54
------------------------------------------------------------------------------
TOTAL RETURN                                                             56.80%^


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                   $   47
Gross Expenses (to average daily net assets)                              2.35%*
Net Expenses (to average daily net assets)                                1.25%*
Net Investment Income (to average daily net assets)                       1.15%*


For the period from commencement of operations until April 30, 2004, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.


If this voluntary action had not been taken, the investment income per share and ratio would have been:
Net investment income (to average daily net assets)                       0.05%*
Net investment income per share                                          $0.01

1 Computed using average shares outstanding for the period.
^ Not annualized.
* Annualized.


                     SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   TT Active International Mutual Fund (the "Fund") is a series of TT International U.S.A. Feeder Trust (the "Feeder Trust"). The Feeder Trust is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Feeder Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of May 26, 2000.

   The Fund commenced operations on October 2, 2000, offering a single class of shares. The Fund's initial investment of $100,000 was made on September 26, 2000. On September 1, 2002, the Fund established three additional classes of shares known as Class 1 Shares, Class 2 Shares and Class 3 Shares. Class 1 shares commenced operations on March 13, 2003. The Fund is currently accepting purchase orders for Institutional Class Shares and Class 1 Shares. The Fund is not currently accepting purchase orders for Class 2 Shares or Class 3 Shares.

   The Fund seeks to achieve its investment objective by investing all its assets in TT EAFE Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). TT International Investment Management ("TTI") is the Portfolio's investment manager.

   The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   1. SECURITY VALUATION
      The Fund invests all of its assets in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (50.1% at December 31, 2003). The method by which the Portfolio values its securities is discussed in Note 1 of the Portfolio's Notes to the financial statements, which are included elsewhere in this report.

   2. SECURITIES TRANSACTIONS AND INCOME RECOGNITION
      The Fund records daily its proportionate interest in the net investment income and realized and unrealized gains and losses of the Portfolio.

   3. FEDERAL INCOME TAXES
      The Fund is treated as a separate entity for U.S. Federal income tax purposes. The Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from Federal income and excise taxes. Accordingly, no provision for Federal taxes was required at December 31, 2003.

      At December 31, 2003, the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:

      YEAR OF EXPIRATION                                                  AMOUNT
      --------------------------------------------------------------------------
      2009                                                           $18,411,615
      2010                                                           $ 9,657,301
                                                                     -----------
      Total                                                          $28,068,916
                                                                     ===========


--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   4. DISTRIBUTIONS TO SHAREHOLDERS
      Distributions to shareholders from net investment income are declared and distributed annually. The Fund's distributions from short-term and long-term capital gains, if any, after reduction of capital losses, will be declared and distributed annually, generally in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for Federal income tax purposes, whether the distributions are made in cash or in additional shares.

      Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

      Income and capital gain distributions are determined in accordance with U.S. income tax regulations which may differ from accounting principles generally accepted in the United States of America. These temporary and permanent differences are primarily due to losses on wash sale transactions, capital loss carryforwards, and post-October loss deferrals.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of December 31, 2003. This reclassification has no impact on net investment income, realized gain/loss of the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus generally accepted accounting principles in the United States of America.

                                   UNDISTRIBUTED                    ACCUMULATED
      PAID-IN-                    NET INVESTMENT                       REALIZED
      CAPITAL                             INCOME                           GAIN
      -------------------------------------------------------------------------
      $4,621                             $19,490                       $(24,111)


--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   4. DISTRIBUTIONS TO SHAREHOLDERS (continued)
      The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                           ORDINARY
                                             INCOME
                                           --------
      2003                               $  826,583
      2002                               $1,113,680

      As of December 31, 2003, the components of accumulated losses were as follows:

      Capital loss carryforwards       $(28,068,916)
      Post October currency losses         (111,366)
      Net unrealized appreciation         8,293,889
      Other temporary differences            28,540
                                       ------------
      Total accumulated loss           $(19,857,853)
                                       ============

      See corresponding master portfolio for tax basis unrealized appreciation/ (depreciation) information.

   5. EXPENSES
      Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

      For its services under a Management Agreement with respect to the Fund, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 0.80% of the Fund's average daily net assets for the Fund's fiscal year or (ii) the difference between 0.80% of the Fund's average daily net assets for the Fund's fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's fiscal year from the Portfolio.

      For its services under a Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.


--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   5. EXPENSES (continued)
      TTI may reimburse the Fund or the Portfolio or waive all or a portion of its management fees. For the period from June 1, 2001 until April 30, 2004, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares and 1.25% of its average daily net assets for Class 1 shares. TTI may not receive subsequent reimbursement from the Fund of any fees waived or expenses so reimbursed by TTI.

   6. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
      Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Fund for serving as officers of the Trust.

      SEI Investments Distribution Co. serves as the Fund's distributor.

      The Fund has adopted Rule 12b-1 service plans for its Class 1 shares. Under each service plan, the Fund pays the following distribution and/or service fees at an annual rate of the average daily net assets of the Fund attributable to the applicable class:

                                                                         CLASS 1
                                                                          SHARES
      --------------------------------------------------------------------------
      Distribution and/or Service Fees                                     0.25%

      Such fees may be used to make payments to the Distributor for distribution services, to third party providers in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional infor-mation and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, third party providers and others for providing shareholder service or the maintenance of shareholder accounts.


--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   6. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (continued)
      In addition to amounts payable under the Management Agreement and the rule 12b-1 service plans between the Feeder Trust and TTI, the Fund is responsible for its own expenses including, among other things, the costs of securities transactions, the compensation of the Board of Trustees (the "Trustees") that are not affiliated with TTI, the Administrator, or the Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.



--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of
TT International U.S.A. Feeder Trust and the Shareholders of
TT Active International Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT Active International Mutual Fund (one of the portfolios constituting TT International U.S.A. Feeder Trust, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 23, 2004


--------------------------------------------------------------------------------
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

TT Active International Mutual Fund

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have a December 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2003, the Fund is designating the following items with regard to distributions paid during the year.

 LONG-TERM      LONG LONG
(20% RATE)      (18% RATE)      ORDINARY                                      QUALIFYING
CAPITAL GAIN   CAPITAL GAIN      INCOME          TOTAL         QUALIFYING      DIVIDEND      FOREIGN
DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS (1)   INCOME (2)   TAX CREDIT (3)
------------   ------------   -------------   -------------   -------------   ----------   --------------
   0.00%          0.00%          100.00%         100.00%          0.00%         100.00%        14.37%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned Fund(s) to designate the maximum amount permitted by the law.

(3) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions." For the year ended, December 31, 2003, gross income derived from sources within foreign countries amounted to $1,156,262 for the Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your Form 1099-DIV.



--------------------------------------------------------------------------------
                                       53                     www.ttintfunds.com

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003



COMMON STOCK -                   VALUE (NOTE 1)
90.15%                    SHARES            US$
-----------------------------------------------
AUSTRALIA - 1.50%
METALS & MINING - 1.50%
BHP Billiton Ltd.         87,153        800,462
Rio Tinto Ltd.            15,664        439,036
-----------------------------------------------
TOTAL AUSTRALIA                       1,239,498
-----------------------------------------------


FRANCE - 9.18%
AUTOMOTIVE - 1.31%
Peugeot SA                21,183      1,079,455
-----------------------------------------------
BANKS - 2.97%
Credit Agricole SA       102,664      2,451,346
-----------------------------------------------
DIVERSIFIED OPERATIONS - 1.02%
Moet Hennessy Louis
Vuitton SA                11,516        838,134
-----------------------------------------------
MEDIA - 1.75%
Vivendi Universal SA*     59,512      1,446,512
-----------------------------------------------
PHARMACEUTICALS - 1.57%
Sanofi-Synthelabo SA      17,265      1,300,100
-----------------------------------------------
RETAILERS - 0.56%
Casino Guichard
Perrachon SA               4,743        461,257
-----------------------------------------------
TOTAL FRANCE                          7,576,804
-----------------------------------------------


GERMANY - 13.83%
AIRLINES - 1.60%
Deutsche Lufthansa AG     78,800      1,316,976
-----------------------------------------------
AUTOMOTIVE - 1.78%
Bayerische Motoren
Werke AG                  31,784      1,473,336
-----------------------------------------------
CHEMICALS - 1.75%
BASF AG                   25,676      1,443,787
-----------------------------------------------


COMMON STOCK                     VALUE (NOTE 1)
(continued)               SHARES            US$
-----------------------------------------------
GERMANY - (continued)
DIVERSIFIED OPERATIONS - 1.90%
Siemens AG                19,574      1,567,795
-----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.83%
Deutsche Telekom AG*      82,376      1,507,662
-----------------------------------------------
INSURANCE - 3.47%
Muenchener
Rueckversicherungs AG     23,649      2,867,229
-----------------------------------------------
METALS - 1.01%
ThyssenKrupp AG           42,385        837,755
-----------------------------------------------
TRANSPORTATION SERVICES - 0.49%
Deutsche Post AG          19,595        404,109
-----------------------------------------------
TOTAL GERMANY                        11,418,649
-----------------------------------------------


HONG KONG - 1.99%
BANKS - 0.47%
Hang Seng Bank Ltd.       29,700    390,206
-----------------------------------------------
DIVERSIFIED OPERATIONS - 0.44%
Swire Pacific Ltd.        58,500        360,934
-----------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.48%
China Mobile Hong Kong
Ltd.                     129,000        396,292
-----------------------------------------------
REAL ESTATE - 0.60%
Cheung Kong Holdings
Ltd.                      46,000        365,874
-----------------------------------------------
Henderson Land Development
 Company Ltd.             29,000        128,123
-----------------------------------------------
                                        493,997
-----------------------------------------------
TOTAL HONG KONG                       1,641,429
-----------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
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

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003


COMMON STOCK                     VALUE (NOTE 1)
(continued)               SHARES            US$
-----------------------------------------------
ITALY - 1.02%
BANKS - 1.02%
Capitalia Spa*           288,276        843,592
-----------------------------------------------
TOTAL ITALY                             843,592
-----------------------------------------------


JAPAN - 17.70%
AUTOMOTIVE - 0.46%
Bridgestone Corp.         28,000        376,486
-----------------------------------------------
BANKS - 5.38%
Daiwa Securities
Group Inc.                97,000        659,821
Mitsubishi Tokyo
Financial Group Inc.          87        678,660
Nikko Cordial Corp.      142,000        791,023
Nomura Holdings Inc.      84,000      1,430,438
Softbank Corp.            15,300        468,265
Sumitomo Mitsui
Financial Group Inc.          77        410,255
-----------------------------------------------
                                      4,438,462
-----------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.51%
Japan Tobacco Inc.            58        424,839
-----------------------------------------------
CHEMICALS - 0.92%
Nitto Denko Corp.         14,300        760,567
-----------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.51%
Dentsu Inc.                   83        418,214
-----------------------------------------------
COMPUTERS - 0.42%
NET One Systems Co. Ltd.      45        346,412
-----------------------------------------------


COMMON STOCK                     VALUE (NOTE 1)
(continued)               SHARES            US$
-----------------------------------------------
JAPAN - (continued)
DIVERSIFIED OPERATIONS - 0.69%
Mitsubishi Heavy
Industries Ltd.          205,000        570,029
-----------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 2.78%
Keyence Corp.              1,700        358,337
Matsushita Electric
Industrial Co. Ltd.       12,000        165,942
Mitsubishi Electric
Corp.                     77,000        319,726
Sanyo Electric Co.
Ltd.                     146,000        762,900
Secom Co. Ltd.            18,500        690,492
-----------------------------------------------
                                      2,297,397
-----------------------------------------------
INSURANCE - 0.98%
Millea Holdings Inc.          62        809,928
-----------------------------------------------
MACHINERY - 0.63%
SMC Corp.                  4,200        522,795
-----------------------------------------------
MEDIA - 0.34%
Tokyo Broadcasting
System Inc.               17,400        277,147
-----------------------------------------------
REAL ESTATE - 0.49%
Mitsui Fudosan Co.
Ltd.                      45,000        406,457
-----------------------------------------------
SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 1.01%
Omron Corp.               15,000        304,423
Rohm Co. Ltd.              1,500        175,796
Tokyo Electron Ltd.        4,700        356,984
-----------------------------------------------
                                        837,203
-----------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                       55                     www.ttintfunds.com

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003



COMMON STOCK                     VALUE (NOTE 1)
(continued)               SHARES            US$
-----------------------------------------------
JAPAN - (continued)
TELEVISION - 0.61%
Fuji Television
Network Inc.                  56        303,070
Nippon Television
Network Corp.              1,360        202,153
-----------------------------------------------
                                        505,223
-----------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 1.31%
Mitsubishi Corp.          44,000        466,399
Mitsui & Co. Ltd.         76,000        612,000
-----------------------------------------------
                                      1,078,399
-----------------------------------------------
WIRELESS TELECOMMUNICATIONS
SERVICES - 0.66%
NTT DoCoMo Inc.              239        541,915
-----------------------------------------------
TOTAL JAPAN                          14,611,473
-----------------------------------------------


NETHERLANDS - 3.09%
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 3.09%
Koninklijke Philips
Electronics NV            87,410      2,552,395
-----------------------------------------------
TOTAL NETHERLANDS                     2,552,395
-----------------------------------------------


SINGAPORE - 0.32%
TRANSPORTATION SERVICES - 0.32%
Neptune Orient
Lines Ltd.*              205,000        260,731
-----------------------------------------------
TOTAL SINGAPORE                         260,731
-----------------------------------------------


COMMON STOCK                     VALUE (NOTE 1)
(continued)               SHARES            US$
-----------------------------------------------
SOUTH KOREA - 3.51%
AUTOMOTIVE - 0.80%
Hyundai Motor Co.         15,700        665,422
-----------------------------------------------
BANKS - 0.35%
Hana Bank*                15,530        286,748
-----------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 2.36%
Samsung Electronics
Co. Ltd.                   5,150      1,949,349
-----------------------------------------------
TOTAL SOUTH KOREA                     2,901,519
-----------------------------------------------


SWITZERLAND - 9.63%
BANKS - 7.28%
Credit Suisse Group      107,005      3,915,081
UBS AG                    30,620      2,097,040
-----------------------------------------------
                                      6,012,121
-----------------------------------------------
INSURANCE - 2.35%
Swiss Reinsurance         12,437        839,692
Zurich Financial
Services AG*               7,650      1,101,031
-----------------------------------------------
                                      1,940,723
-----------------------------------------------
TOTAL SWITZERLAND                     7,952,844
-----------------------------------------------


TAIWAN - 1.43%
INSURANCE - 0.65%
Cathay Financial
Holding Co. Ltd.         356,000        534,787
-----------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
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

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003



COMMON STOCK                     VALUE (NOTE 1)
(continued)               SHARES            US$
-----------------------------------------------
TAIWAN - (continued)
CHEMICALS - 0.33%
Nan Ya Plastics Corp.    186,000        268,454
-----------------------------------------------
SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 0.45%
United Microelectronics
Corp.*                   437,000        374,571
-----------------------------------------------
TOTAL TAIWAN                          1,177,812
-----------------------------------------------

UNITED KINGDOM - 26.95%
BANKS - 10.74%
Abbey National PLC       190,129      1,807,310
HBOS PLC                 301,459      3,904,420
HSBC Holdings PLC        100,810      1,584,484
Standard Chartered PLC    95,138      1,571,123
-----------------------------------------------
                                      8,867,337
-----------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.96%
Imperial Tobacco
Group PLC                 40,493        797,375
-----------------------------------------------
CHEMICALS - 1.87%
BOC Group PLC            101,107      1,544,808
-----------------------------------------------
ENTERTAINMENT - 1.12%
Carnival PLC              22,865        921,375
-----------------------------------------------
MINERALS - 1.80%
Xstrata PLC              131,822      1,486,682
-----------------------------------------------
PHARMACEUTICALS - 1.46%
GlaxoSmithKline PLC       52,469      1,202,271
-----------------------------------------------


COMMON STOCK             SHARES/ VALUE (NOTE 1)
(continued)          FACE AMOUNT            US$
-----------------------------------------------
UNITED KINGDOM - (continued)
TELEVISION - 1.47%
Granada PLC              556,336      1,215,029
-----------------------------------------------
WIRELESS TELECOMMUNICATIONS
SERVICES - 7.53%
mmO2 PLC*              1,405,643      1,937,561
Vodafone Group PLC     1,726,970      4,281,780
-----------------------------------------------
                                      6,219,341
-----------------------------------------------
TOTAL UNITED KINGDOM                 22,254,218
-----------------------------------------------
TOTAL COMMON STOCK
(cost $61,759,653)                   74,430,964
-----------------------------------------------


EQUITY PERFORMANCE
LINKED NOTE - 1.46%
UBS Japan Mid-Cap Index*
0.00%, 03/08/06   JPY 95,300,000      1,202,893
-----------------------------------------------
TOTAL EQUITY PERFORMANCE LINKED NOTE
(cost $933,525)                       1,202,893
-----------------------------------------------
TOTAL INVESTMENTS - 91.61%
(cost $62,693,178)                   75,633,857
-----------------------------------------------
OTHER ASSETS IN EXCESS
OF LIABILITIES - 8.39%                6,929,419
-----------------------------------------------
TOTAL NET ASSETS 100.00%             82,563,276
-----------------------------------------------


*Non-income producing security.
JPY -- Japanese Yen


                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
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

TT EAFE Portfolio

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                             US$
--------------------------------------------------------------------------------
ASSETS:
Investments, at value*                                                75,633,857
Foreign currency**                                                     2,371,182
Receivable for investments sold                                        4,728,106
Dividends and interest receivable                                        152,387
Recoverable foreign taxes                                                178,688
Other assets                                                              14,490
--------------------------------------------------------------------------------
Total assets                                                          83,078,710
--------------------------------------------------------------------------------


LIABILITIES:
Payable for investments purchased                                        279,105
Unrealized loss on open forward foreign currency exchange contracts       56,679
Payable for investment advisory fees                                      33,961
Payable for administration fees                                            8,529
Payable to bank                                                              871
Accrued expenses and other liabilities                                   136,289
--------------------------------------------------------------------------------
Total liabilities                                                        515,434
--------------------------------------------------------------------------------
NET ASSETS                                                            82,563,276
--------------------------------------------------------------------------------
* Cost of Investments                                                 62,693,178
--------------------------------------------------------------------------------
** Cost of Foreign Currency                                            2,336,850
--------------------------------------------------------------------------------


                     SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
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

TT EAFE Portfolio

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                            US$
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income*                                                      1,719,351
Interest income                                                          20,045
-------------------------------------------------------------------------------
Total income                                                          1,739,396
-------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                                                 365,073
Custody fees                                                            197,412
Audit fees                                                               90,265
Administration fees                                                      64,496
Legal services                                                           24,099
Trustees' fees and expenses                                              23,587
Other fees                                                               24,888
-------------------------------------------------------------------------------
Total expenses                                                          789,820
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   949,576
-------------------------------------------------------------------------------
REALIZED/UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment security transactions                                      4,033,324
Foreign currency transactions and forward foreign
   currency exchange contracts                                            7,931
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investment securities                                                17,436,816
Foreign currency transactions and forward foreign
   currency exchange contracts                                          (90,247)
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              21,387,824
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 22,337,400
-------------------------------------------------------------------------------
* Net of foreign taxes withheld                                         232,519
-------------------------------------------------------------------------------


                     SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT EAFE Portfolio

STATEMENTS OF CHANGES IN NET ASSETS


                                                         YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2003     DECEMBER 31, 2002
                                                                US$                   US$
-----------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                       949,576             1,617,014
Net realized gain (loss)                                  4,041,255           (16,193,659)
Net change in unrealized appreciation/(depreciation)     17,346,569            (6,658,951)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       22,337,400           (21,235,596)
-----------------------------------------------------------------------------------------


CAPITAL TRANSACTIONS
Contributions                                             5,813,185           168,468,799
Withdrawals                                             (44,341,929)         (172,438,004)
-----------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions    (38,528,744)           (3,969,205)
-----------------------------------------------------------------------------------------
Total decrease in net assets                            (16,191,344)          (25,204,801)
-----------------------------------------------------------------------------------------


NET ASSETS:
Beginning of year                                        98,754,620           123,959,421
-----------------------------------------------------------------------------------------
End of year                                              82,563,276            98,754,620
-----------------------------------------------------------------------------------------


                      SEE NOTES TO THE FINANCIAL STATEMENTS

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

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Active International Mutual Fund held 50.1% and the LKCM International Fund held 49.9% of the Portfolio, respectively, as of December 31, 2003.

   The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   1. SECURITY VALUATION
      The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio's Board of Trustees. The Portfolio employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures approved by the Board of Trustees.

   2. SECURITY TRANSACTIONS AND INCOME RECOGNITION
      Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.


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

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   3. EXPENSES
      Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Trust are prorated to the Portfolio on the basis of relative daily net assets.

   4. FEDERAL INCOME TAXES
      The Portfolio intends to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. Federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

      It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

   5. FOREIGN SECURITIES
      Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

      Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.


--------------------------------------------------------------------------------
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

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   6. FOREIGN  CURRENCY TRANSLATION
      For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

   7. FORWARD FOREIGN CURRENCY CONTRACTS
      The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and, any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

      At December 31, 2003, the Portfolio had the following open forward foreign currency outstanding:


      SETTLEMENT          DELIVER/                RECEIVE/        NET UNREALIZED
      DATE       UNITS OF CURRENCY         IN EXCHANGE FOR          DEPRECIATION
      --------------------------------------------------------------------------
      01/09/04 Swiss Franc 3,782,520 Australian Dollar 3,990,000       $(56,679)
                                                                       =========

   8. FUTURES CONTRACTS
      The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains


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

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   8. FUTURES CONTRACTS (continued)
      or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      As of and for the year ended December 31, 2003, there were no open long futures contracts outstanding.

   9. OPTIONS CONTRACTS
      A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

      Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

      The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio


--------------------------------------------------------------------------------
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

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
   9. OPTIONS CONTRACTS (continued)
      realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

      The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

      As of December 31, 2003, and for the year ending December 31, 2003, there were no open options contracts outstanding.


  10. EQUITY-LINKED NOTES
      The Portfolio has invested in equity-linked notes, under which the payment of principal at maturity is indexed to the market values of a specified basket of equity securities. The notes are obligations of, and purchased from, a dealer who has agreed to make a secondary market in them at a price based on the daily closing values of the specified basket. In addition to the market risk of the underlying holding, the Portfolio bears additional counterparty risk to the issuing dealer. Under the terms of the notes, the Portfolio's maximum loss is limited to its initial investment.

B. INVESTMENT ADVISORY AGREEMENT
   Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the


--------------------------------------------------------------------------------
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

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS
CONTINUED

B. INVESTMENT ADVISORY AGREEMENT (continued)
   Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

C. SECURITY TRANSACTIONS
   Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2003, were as follows:


   COST OF PURCHASES                                         PROCEEDS FROM SALES
   US$                                                                       US$
   -----------------------------------------------------------------------------
   128,600,386                                                       163,613,419

   At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation on Investments based on cost for U.S. Federal income tax purposes were as follows:

                           UNREALIZED         UNREALIZED          NET UNREALIZED
   TAX COST              APPRECIATION       DEPRECIATION            APPRECIATION
   US$                            US$                US$                     US$
   -----------------------------------------------------------------------------
   62,783,078              13,237,080           (386,301)             12,850,779

D. FINANCIAL HIGHLIGHTS
   The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                           YEAR                YEAR                YEAR             FOR THE
                          ENDED               ENDED               ENDED        PERIOD ENDED
              DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2000*
   -----------------------------------------------------------------------------------------
   Ratio of expenses       1.08%              0.85%               0.85%              0.92%+
   Ratio of net
     investment income     1.30%              1.38%               0.51%              0.39%+
   Portfolio Turnover       184%               231%                255%                 37%
   Total Return           34.79%           (18.51)%            (28.80)%            (4.54)%^

* For the period October 2, 2000 (commencement of operations) through December 31, 2000.
+ Annualized.
^ Not Annualized.


--------------------------------------------------------------------------------
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

TT EAFE Portfolio

REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of
TT International U.S.A. Master Trust and the Shareholders of
TT EAFE Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 23, 2004








--------------------------------------------------------------------------------
                                       67                     www.ttintfunds.com

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)
The following chart lists Trustees and Officers as of February 13, 2004

The management and affairs of the Fund are supervised by the Trustees of the Feeder Trust under the laws of the Commonwealth of Massachusetts. The management and affairs of the Portfolio are supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.
The Trustees and officers of the Feeder Trust and the Portfolio Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies


TRUSTEES OF THE FEEDER TRUST AND THE PORTFOLIO TRUST

NON-INTERESTED TRUSTEES1
                                            TERM OF OFFICE   NUMBER OF PORTFOLIOS
                   POSITION(S) HELD         AND LENGTH OF     IN FUND COMPLEX
  NAME & AGE       WITH THE TRUSTS           TIME SERVED     OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------------------------
John A. Benning    Trustee of the           Since            TT International U.S.A.
Age: 69            Feeder Trust and         August 2000      Master & Feeder
                   the Portfolio Trust                       Trusts: 4 Portfolios








Peter O. Brown     Trustee of the           Since            TT International U.S.A.
Age: 63            Feeder Trust and         August 2000      Master & Feeder
                   the Portfolio Trust                       Trusts: 4 Portfolios






Robert W. Uek      Trustee of the           Since            TT International U.S.A.
Age: 62            Feeder Trust and         August 2000      Master & Feeder
                   the Portfolio Trust                       Trusts: 4 Portfolios




INTERESTED TRUSTEES2

Jacqui Brownfield3 Trustee of the           Since            TT International U.S.A.
Age: 43            Portfolio Trust          June 2003        Master Trusts: 2 Portfolios


1 Non-Interested Trustees are those Trustees who are not "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.
2 Interested Trustees are those Trustees who are "interested persons" of the
  Feeder Trust or the Portfolio Trust as defined in the 1940 Act.
3 Ms Brownfield is deemed to be an interested Trustee of the Portfolio Trust because of her (i) affiliation with LKCM International Fund, the investment company, which invests all of its investable assets in a series of the Portfolio Trust and (ii) Luther King Capital Management, the investment adviser to the LKCM International Fund.


--------------------------------------------------------------------------------
1-888-465-5722                         68
managed by TT International that they oversee are set forth below. Unless otherwise indicated below, the address of each Trustee and officer is One Freedom Valley Drive, Oaks, PA 19456. Each Trustee and officer holds office for the lifetime of the Trusts unless that individual resigns, retires or is otherwise removed or replaced. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-465-5722.




  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
      OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------
Retired (since December 1999); Senior Vice President and General Counsel and Secretary, Liberty Financial
Companies, Inc. (financial services) (1985-1999).

Trustee, Liberty All-Star Equity Fund (one mutual fund) and Director, Liberty All-Star Growth Fund,
Inc. (one mutual fund) (since October 2002);
General Partner, Mad River Green Partners
(real estate) (since 1972).


Counsel, Harter, Secrest & Emery LLP (law firm) since 2001); Partner, Harter, Secrest & Emery LLP
(from 1998-2000).

Trustee, CGM Trust (three mutual funds) and CGM
Capital Development Fund (one mutual fund)
(since June 1993).


Self-Employed Consultant (since 1999); Partner,
PricewaterhouseCoopers LLP (accounting firm)
(1998 to June 1999).

Trustee, Hillview Investment Trust II
(three mutual funds) (since September 2000).



Vice President and Operations Manager,
Luther King Capital Management (since 1987).



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

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)


OFFICERS OF THE FEEDER TRUST AND THE PORTFOLIO TRUST

                                                     TERM OF OFFICE
                        POSITION(S) HELD             AND LENGTH OF
  NAME & AGE            WITH THE TRUSTS               TIME SERVED
----------------------------------------------------------------------
David J.S. Burnett        President                    Since
Age: 46                                                August 2000
















S. Austin Allison         Secretary                    Since
Age: 56                                                August 2000







Graham Barr               Treasurer                    Since
Age: 38                                                August 2000




John C. Munch             Assistant                    Since
Age: 32                   Secretary                    2003



Lee T. Wilcox             Assistant                    Since
Age: 41                   Treasurer                    2003




--------------------------------------------------------------------------------
1-888-465-5722                         70

 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
     OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------
Managing Partner, TT International (since September 1998);
Director, Brunswick UBS Warburg Ltd. (investment banking)
(May 1998 to August 1998); Director, Dalgland Nominees (PM) Ltd.
(nominee company) (November 1995 to August 1998);
Chairman, Fenway Services Limited (securities trader)
(November 1997 to August 1998); Director, Warburg Dillon Read
Securities (South Africa) (stock broker) (October 1995 to August 1998).

Director, TJA Inc. (investment company) (since November 2002);
Chairman, TT International Bermuda Ltd. (since November 2001); Director, TT International Funds PLC (investment management) (since August
2001); Director, TT International Advisors Inc. (investment marketing) (since March 2001); Director, TT Europe Alpha Fund Ltd. (investment management) (since July 2000); Director, TT Europe Beta Fund Ltd. (investment management) (since June 2000); Director, TT Crosby Limited (investment holding company) (since January 1999).


Partner, Head of Compliance & Legal, TT International (since
January 2001); Head of Compliance and Legal, TT International
(June 2000 to December 2000); Director, TT Investment Advisors Inc.
(since March 2001); Director, TT International Funds PLC
(since August 2001); Director, TT International (Bermuda) Limited
(since November 2001); Director, TJA Inc. (investment company) (since November 2002); Director, Legal & Compliance, Westdeutsche
Landesbank Group (banking, financial services) (January 1997 to June 2000).

Financial Controller, TT International (since June 1998);
Company Secretary, TT Crosby Ltd. (investment holding company)
(from November 1999 to November 2002); Head of Investment Accounting, AIB Govett Asset Management (fund management) (August 1993 to
June 1998).

Assistant Secretary of SEI Investments Global Funds Services and Vice President and Secretary of SEI Investments Distribution Co. since November 2001. Associate at Howard Rice Nemovroski Canady Falk & Rabkin (law firm) (1998-2001). Associate at Seward & Kissel (law firm) (1996-1998).

Director of Fund Accounting, SEI Investments Global Funds Services (2002-present). Senior Operations Manager of Deutsche Bank Global Fund Services (2000 - 2002). PricewaterhouseCoopers LLP (1995 - 2000).



--------------------------------------------------------------------------------
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

ADVISER:
TT International Investment Management
Martin House, 5 Martin Lane
London EC4R ODP


DISTRIBUTOR:
SEI Investments Distribution Co.
Oaks, PA 19456


ADMINISTRATOR:
SEI Investments Global Funds Services
Oaks, PA 19456


TRANSFER AGENT
Forum Shareholder Services LLC
P.O. Box 446
Portland, ME 04112
888-465-5722


LEGAL COUNSEL:
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

A description of the guidelines of the poli-cies and procedures that are used by the Trust's investment adviser to vote proxies relating to the Trust's portfolio securities is available without charge (i) upon request, by calling 888-465-5722; (ii) on the Trust website at http:/www.ttintfunds.com;
and (iii) on the U.S. Securities and
Exchange Commission's website at
http:/www.sec.gov.


               TT
          -------------
          INTERNATIONAL


                                                                 TTI-AR-003-0100

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's President and Principal Executive Officer, Treasurer and Principal Accounting and Financial Officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert Robert Uek is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PricewaterhouseCoopers LLP Related to the Fund

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2003                                                   2002
------------------ ----------------------------------------------------- -----------------------------------------------------

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit       $    62,500(1)         N/A          $    0            $     58,500(1)         N/A         $      0
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Relat$d    7,500(2)     $    0            $   39,383(4)     $        0        $      0          $   35,000(6)
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees    $   78,750(3)     $    0            $     0           $      17,130(5)  $      0          $      0
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All         $       0         $    0            $     0           $        0        $      0          $      0
        Other                                          0
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
     (1) Audit services - $58,000 for annual audit; $4,000 for limited procedures related to June 30, 2003, semi-annual financial statements.

     (2) Includes fees for test of conversion of accounting records from IBT to SEI.

     (3) Tax services - $7,500 for consulting on proposed commission recapture program (services performed before pre-approval requirements effective); $14,000 for consulting on proposed change in tax allocation methods upon change in service providers; $9,250 for review of December 31, 2002 tax returns; $23,000 for review of tax aspects of conversion from IBT to SEI; $15,000 for review of HedgeTek allocation system; $10,000 for review of December 2003 excise tax/distribution computations.

     (4) Includes fees for AIMR verification for TT International. Fee was collected as 22,000 GBP.

     (5) Includes fees of $7,880 for review of tax returns for 2001 and fees of $9,250 for review of excise calculations.

     (6) Includes fees for AIMR verification for TT International.


(e)(1) Pursuant to its Charter, the Audit Committee of the registrant's Board of Trustees selected PricewaterhouseCoopers LLP and approved all of the audit and non-audit services that were provided and the fees that were paid in each of 2002 and 2003 before that firm was engaged to provide such services. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2003             2002
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                 0 %               0 %

                ---------------------------- ----------------- ----------------
                Tax Fees                           0 %               0 %
                ---------------------------- ----------------- ----------------
                All Other Fees                     0 %               0 %
                ---------------------------- ----------------- ----------------


(f) Not applicable

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $46,883 and $35,000 for 2003 and 2002, respectively.

(h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASERS OF EQUITY SECURITIES BYCLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.    CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.


ITEMS 10.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                  SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TT International U.S.A. Feeder Trust


By (Signature and Title)*                               /s/ David J.S. Burnett
                                                        ----------------------
                                                        David J.S. Burnett
                                                        Chief Executive Officer


Date: 03/26/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.






By (Signature and Title)*                               /s/ David J.S. Burnett
                                                        ----------------------
                                                        David J.S. Burnett
                                                        Chief Executive Officer

Date: 03/26/04


By (Signature and Title)*                               /s/ Graham Barr
                                                        -----------------------
                                                        Graham Barr
                                                        Chief Financial Officer
Date: 03/26/04
* Print the name and title of each signing officer under his or her signature.